FLEMING MUTUAL FUND GROUP, INC.

                         Supplement Dated August 3, 2000
                      To Prospectus Dated February 1, 2000

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
             THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                        CONJUNCTION WITH THE PROSPECTUS.

ACQUISITION OF ROBERT FLEMING HOLDINGS LIMITED BY THE CHASE MANHATTAN
CORPORATION

Robert Fleming Holdings Limited, the indirect parent of Robert Fleming, Inc., Adviser to the Fleming Mutual Fund Group, Inc.'s (the "Corporation") Small Cap Growth Fund and Mid Cap Value Fund (the "Funds") has been acquired by The Chase Manhattan Corporation. The Adviser believes that the acquisition will benefit clients of both firms by providing shareholders with a wider range of quality asset management. ACCORDINGLY, THE FOLLOWING REPLACES THE SECOND AND THIRD SENTENCES IN THE FIRST PARAGRAPH OF "THE ADVISER" SECTION ON PAGE 12 OF THE
PROSPECTUS:

          The Adviser is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation. The Chase Manhattan Corporation is a global financial services firm headquartered in New York with assets in excess of $400 billion.

This acquisition could be deemed to be an "assignment," as defined in the Investment Company Act of 1940, of the Funds' investment advisory agreement which would result in the termination of that agreement. Accordingly, the Board of Directors of the Corporation has approved an interim investment advisory agreement and will consider a new investment advisory agreement at its next meeting. If approved by the Board, the Corporation will hold a Special Meeting of Shareholders in the next few months to ask the Funds' shareholders to consider the approval of a new investment advisory agreement. In connection with the Special Meeting of Shareholders, Fund shareholders who are entitled to vote at the meeting will receive a proxy statement that describes the new advisory agreement, as well as a form of proxy that shareholders can use to cast their vote. Currently, Robert Fleming, Inc. is continuing to provide the same advisory services to the Funds as it did before the acquisition for the same contractual advisory fee.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER THE SECTION "INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES - FLEMING SMALL CAP GROWTH FUND" ON PAGE 9 OF THE PROSPECTUS:

The Fleming Small Cap Growth Fund (the "Small Cap Growth Fund") invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that the Adviser believes have strong earnings growth potential.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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                         FLEMING MUTUAL FUND GROUP, INC.

                         Supplement Dated August 1, 2000
          To Statement of Additional Information Dated February 1, 2000

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN
           CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING REPLACES THE LAST PARAGRAPH UNDER THE SECTION "THE ADVISER" ON PAGE B-15:

          The Adviser is an indirect, wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.